                                                                    EXHIBIT 23.3
                          CONSENT OF PATENT COUNSEL
                          -------------------------


     As special patent counsel, I hereby consent to the reference to Dehlinger & Associates under the caption "Experts" in the Registration Statement on Form S-3 of SEQUUS Pharmaceuticals, Inc.


 2-5-97                             By: /s/ Peter J. Dehlinger
---------                              ----------------------------------------
  Date                                      Peter J. Dehlinger